SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15d of the

                  Securities and Exchange Act of 1934


                      ---------------------------

                   Date of Report (Date of earliest
                    event reported) March 19, 1999



                            WLR Foods, Inc.
        (Exact name of Registrant as specified in its charter)

          Virginia            0-17060             54-1295923
         (State of       (Commission File    (IRS Employer Iden-
        Incorporation)        Number)           tification No.)


                       P.O. Box 7000       22815
                    Broadway, Virginia  (Zip Code)
               (Address of Principal executive offices)


                            (540) 896-7001
                    (Registrant's telephone number,
                         including area code)

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Item 5.   Other Events


On March 19, 1999, the Company issued the press release attached hereto as Exhibit 99.









                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WLR FOODS, INC.



__March 24, 1999__            By:__/s/ Dale S. Lam__
       Date                        Dale S. Lam
                                   Chief Financial Officer and
                                   Vice President of Finance

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Exhibit Index


     Exhibit 99     Press release dated March 19, 1999

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